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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



                             February 14, 2000
                -----------------------------------------------
                Date of Report (Date of earliest event reported)


                       INHALE THERAPEUTIC SYSTEMS, INC.
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            (Exact name of registrant as specified in its charter)



           Delaware                    023556            94-3134940
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(State or other jurisdiction of     (Commission       (I.R.S. Employer
        incorporation)              File Number)      Identification No.)



                            150 Industrial Road
                            San Carlos, CA 94070
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                  (Address of principal executive offices)


                               (650) 631-3100
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            (Registrant's telephone number, including area code)


             --------------------------------------------------
                 (Former name, if changed since last report)


                                      1.
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ITEM 5.  OTHER EVENTS


     On February 14, 2000, Inhale Therapeutic Systems, Inc. announced that the initial purchasers have exercised their $30 million over-allotment option granted pursuant to a purchase agreement dated February 2, 2000 with respect to the Company's 5.0% convertible subordinated notes due February 8, 2007. The closing of the over-allotment increases the aggregate principal amount of convertible subordinated notes to $230 million. A press release relating to the issuance is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              99.1  Press Release dated February 14, 2000


                                      2.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INHALE THERAPEUTIC SYSTEMS, INC.


Dated: February 14, 2000                By:  /s/ Brigid A. Makes
                                             ----------------------------------
                                             Brigid A. Makes
                                             Chief Financial Officer and
                                             Vice President of Finance and
                                             Administration


                                      3.